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                                                                   EXHIBIT 10.39

Bank of New Zealand
A.R.B.N. 000 000 288
Brisbane Branch                                                          LEVEL 7
                                                               CENTRAL PLAZA ONE
                                                                245 QUEEN STREET
                                                               BRISBANE QLD 4000

                                                                          DX 246
                                                         TELEPHONE (07) 231 1222
                                                               TELEFAX AA 123240
                                                               FAX (07) 221 9271

                                                                  POSTAL ADDRESS
                                                                    CPO BOS 1447
                                                               BRISBANE QLD 4001
                                                                       AUSTRALIA

11th April 1997

The Directors
Total Energy Systems Ltd.
Level 9, 371 Queen Street
Brisbane, Qld  4000


Dear Sirs,

RE: Overdraft/Commercial Bill/Acceptance/Discount/Import Letter of Credit/Bills of Lading Surrendered/Trade Bills Discounted/Cheque Encashment Letter of Credit/Bank Guarantee/Forward Exchange cover Facility mix (the "Facility") up to an aggregate of $8,500,000 (the "Facility Limit")

We refer to the Facility made available by Bank of New Zealand (the "Bank") to Total Energy Systems Ltd. (the "Borrower") the terms and conditions of which are contained in the agreement formed by the Borrower's acceptance of the Bank's letter of offer dated 19th December 1996 ("Facility Agreement").

We confirm that the Bank has approved at the Borrower's request a variation of the terms and reduction of the Facility as contained in the Facility Agreement. Accordingly, the Bank is now pleased to offer to vary the current terms and conditions of the Facility on the terms and conditions set out below ("Variation"). These terms and conditions of the Facility and the Variation will take effect from that date. In all other respects, the terms and conditions of the Facility remains unaltered.

TERMS AND CONDITIONS:
--------------------

Clause 7 of the Facility Agreement under the marginal heading "Terms and Reductions" is hereby deleted in its entirety and replaced by the following:
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     7.  TERMS &
         REDUCTIONS:     The Facility Limit is to reduce by $1,500,000 to the
                         amount of $7,000,000 on or before 30th April 1997. All indebtedness under the Facility is to be reduced accordingly.

                         Facility is made available subject to satisfactory periodic review by the Bank.

                         The next periodic review by the Bank is due on 25th April 1997. Following the review any agreement for continuation of the Facility shall be at the Bank's absolute discretion and on terms and conditions satisfactory to the Bank.

ACCEPTANCE
----------

(a) This offer to vary the Facility remains open for acceptance in the manner set out below for a period of 14 days after the date of this letter or any such further period as the Bank may agree.

(b) This offer may only be accepted by the Borrower by delivering to the Bank all of the following:

     (i) The attached copy of this letter with the "Acceptance of Facility" form annexed hereto duly executed by the Borrower. Where the Borrower is a corporation, its common seal should be affixed in accordance with its Articles of Association, and the affixation of the common seal should be further witnessed by an independent Justice of the Peace.

     (ii) The form of Acknowledgment and Confirmation annexed to the attached copy of this Letter of Offer duly executed by each of the named Guarantors or Sureties. Where the Guarantors or Surety is a corporation, its common seal should be affixed in accordance with its Articles of Association, and the affixation of the common seal should be further witnessed by a independent Justice of the Peace.

COUNTERPARTS
------------

This Letter of Offer may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

G.F. Carter                   L.E. Redsell
Senior Manager                Assistant Manager
Business Banking              Business Banking

                                       2
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                            ACCEPTANCE OF FACILITY
                            ----------------------

The offer by the Bank of New Zealand ("Bank") to vary and continue the current Facility for Total Energy Systems Ltd. (the "Borrower") is hereby accepted by the Borrower on the terms and conditions set out in the Facility Letter of the Bank dated 11th April 1997 ("Variation Letter") to the Borrower and the Borrower agrees and acknowledges that:

          the Borrower is and continues to be bound by and agrees to observe the terms and conditions of the Facility which are contained in the Bank's letter of offer to the Borrower dated 19th December 1996 ("Offer Letter") together with the Bank's relevant Standard Terms and Conditions for the Facility annexed thereto subject only to the Amendments to those documents in the Variation Letter;

          the Borrower was not induced to accept the Bank's offer of a variation to the Facility by any representation made by the Bank or any other third party other than those representations contained in the Variation Letter; and

          the Borrower is giving the acknowledgments, affirmations and statements in this form of Acceptance of Facility in the knowledge that the Bank will rely upon them in order to continue making the Facility available to the Borrower.

Dated this 15th day of April, 1997.

GIVEN under the Common Seal   )

of Total Energy Systems Ltd.  )
by the authority of a         )    _________________________________
resolution of the Board of    )    Director
Directors previously given    )
and in the presence of        )
K.J. Harman, a Director       )    _________________________________
and of R. A. Rodgers          )    Secretary
the Secretary and in the      )
presence of:                  )
E. Thomas J. P.               )

A Justice of the Peace
----------------------

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                 ACKNOWLEDGMENT AND CONFIRMATION BY GUARANTOR
                 --------------------------------------------

By our execution hereunder we each separately acknowledge and confirm to the Bank of New Zealand ("Bank") that we have read and understood the terms and conditions set out in the letter of offer of the Bank dated 11th April 1997 to Total Energy Systems Ltd. (the "Borrower") in respect of the variation of the Facility which the Bank has offered to the Borrower on the amended terms set out in the letter of offer.

We also acknowledge and confirm that our respective unlimited obligations as Guarantor/Surety (either alone or jointly with others as the case may be) under the Guarantee/Security which we have previously given to the Bank for the obligations of the Borrower to the Bank (and which we acknowledge has not been revoked or otherwise discharged) are continuing.

We have given this form of acknowledgment and confirmation to the Bank in the knowledge that the Bank will rely upon it in order to continue making credit and financial accommodation available to the Borrower.

DATED THIS 16TH DAY OF APRIL 1997

GIVEN under the Common Seal         )
of Total Energy Systems (NZ)        )
by the authority of a               )      ___________________________
resolution of the Board of          )      Director
Directors previously given          )
and in the presence of              )
K.J. Harman, a Director             )      ___________________________
and in the presence                 )      Secretary
of E. Thomas J. P.                  )


A Justice of the Peace
----------------------

GIVEN under the Common Seal         )
of LSB Industries Inc.              )
by the authority of a               )      ___________________________
resolution of the Board of          )      Director
Directors previously given          )
and in the presence of              )
Tony M. Shelby, a  Director         )      ___________________________
and of David M. Shear               )      Secretary
the Secretary and in the            )
presence of:                        )
Yvonne M. Quinney                   )

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Notary Public
-------------

GIVEN under the Common Seal         )
of T.E.S. Mining Services Pty Ltd.  )
by the authority of a               )      ___________________________
resolution of the Board of          )      Director
Directors previously given          )
and in the presence of              )
K.J. Harman, a Director             )      ___________________________
and of R. A. Rodgers                )      Secretary
the Secretary and in the            )
presence of:                        )
E. Thomas J. P.                     )

A Justice of the Peace
----------------------

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